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                                                                      EXHIBIT 32

                           SECTION 1350 CERTIFICATION

I, Russell Ciphers, President of America Stone Industries (the "Company"), do hereby certify in accordance with 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:

      The Quarterly Report on Form 10-QSB of the Company for the period ending June 30, 2003 (the "Periodic Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o (d)) and

      The information contained in the Periodic Report fairly presents, in all material respects, the financial condition and results or operations of the Company.

Dated:    August 18, 2003
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/s/ Russell Ciphers, Sr.
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Name
President and Chief Financial Officer